SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002

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                          UNION BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                        0-20293               54-1598552
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

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                              212 North Main Street
                                  P.O. Box 446
                          Bowling Green, Virginia 22427
          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (804) 633-5031

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Item 5.  Other Events.

         On November 25, 2002, Bank of Williamsburg, a wholly-owned subsidiary of Union Bankshares Corporation, entered into a definitive agreement for the purchase of a 51% membership interest in Johnson Mortgage Company, LLC. The transaction closed on November 26, 2002.

         A copy of the press release relating to the announcement is attached as
Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1     Press Release, dated November 25, 2002





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  UNION BANKSHARES CORPORATION



                                  By:      /s/ D. Anthony Peay
                                      ----------------------------------------
                                           D. Anthony Peay
                                           Senior Vice President and
                                           Chief Financial Officer


November 26, 2002

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